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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  MAY 18, 2006

                          ----------------------------


                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        0-16075                                          86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                           1111 EAST EL SEGUNDO BLVD.
                              EL SEGUNDO, CA 92045
                         (Address of Principal Executive
                              Offices and zip code)

                                 (310) 577-5820
                             (Registrant's telephone
                          number, including area code)




          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.        DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On May 18, 2006, our Board of Directors increased our authorized number of directors to five (5) and appointed Scott Jarus as a Director to fill the vacancy created by such increase.

         There are no understandings or arrangements between Mr. Jarus and any other person pursuant to which Mr. Jarus was selected as a director. Mr. Jarus does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, Mr. Jarus has never entered into a transaction or series of transactions with us, the amount of which exceeded $60,000, nor is there any such proposed transaction or series of transactions between us and Mr. Jarus.

         A press release announcing Mr. Jarus's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release announcing the Appointment of Scott Jarus as a Director of Ironclad Performance Wear Corporation, dated May 24, 2006.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IRONCLAD PEFORMANCE WEAR CORPORATION



       Date:   May 24, 2006          By:   /s/ Eduard Jaeger
                                           ------------------------------------
                                           Eduard Jaeger
                                           President and Chief Executive Officer


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